UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2021

Rocket Lab USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39560	80-0947107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3881 McGowen Street Long Beach, CA	90808
(Address of principal executive offices)	(Zip Code)

(714) 465-5737 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RKLB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, $0.0001 par value	RKLBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Merger Transactions

As previously announced, Vector Acquisition Corporation, a Cayman Islands exempted company (“Vector”), previously entered into an Agreement and Plan of Merger, dated March 1, 2021, and amended by Amendment No. 1 thereto, dated May 7, 2021 and Amendment No. 2 thereto, dated June 25, 2021 (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Vector, Rocket Lab USA, Inc., a Delaware corporation (“Rocket Lab”), and Prestige USA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Rocket Lab.

On August 24, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 120 of the final prospectus and definitive proxy statement, dated July 21, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), Vector filed a notice of deregistration and necessary accompanying documents with the Cayman Islands Registrar of Companies, and a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Vector was domesticated and continued as a Delaware corporation (the “Domestication”), changing its name to “Vector Acquisition Delaware Corporation” (“Vector Delaware”).

As a result of and upon the effective time of the Domestication, among other things, (i) Vector’s Class A ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of shares of Vector Delaware Class A common stock and Vector’s Class B ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of shares of Vector Delaware Class B common stock; (ii) Vector’s warrants to purchase Class A ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of Vector Delaware warrants and (iii) Vector’s units that were not separated into Class A ordinary shares and warrants issued and outstanding immediately prior to the Domestication converted into an equal number of Vector Delaware units.

On August 25, 2021 following the Domestication, as contemplated by the Merger Agreement and described in the section titled “Business Combination Proposal” beginning on page 87 of the Proxy Statement/Prospectus, the parties consummated the merger transactions contemplated by the Merger Agreement, whereby Merger Sub merged with and into Vector Delaware, with the separate corporate existence of Merger Sub ceasing and Vector Delaware being the surviving corporation and a wholly owned subsidiary of Rocket Lab (the “First Merger”) and immediately following the First Merger, Rocket Lab merged with and into Vector Delaware with Vector Delaware being the surviving corporation in the merger (the “Second Merger,” and, together with the First Merger and the Domestication, the “Business Combination”).

Prior to the completion of the Business Combination, Rocket Lab amended and restated its certificate of incorporation, and in connection therewith, (i) each issued and outstanding share of preferred stock, par value $0.0001 per share, of Rocket Lab converted into Rocket Lab common stock, in accordance with the terms thereof; (ii) each issued and outstanding share of Rocket Lab Common Stock (after giving effect to the conversion contemplated by clause (i)) converted automatically into a number of shares of Rocket Lab common stock equal to the Exchange Ratio, which was 9.059659; and (iii) corresponding adjustments were made to the outstanding options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab.

In the First Merger, Merger Sub merged with and into Vector Delaware, with Vector Delaware surviving the merger as a wholly owned subsidiary of Rocket Lab, and in connection therewith, (i) the shares of Vector Delaware common stock (other than any treasury shares, shares held by Vector Delaware or any dissenting shares) issued and outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) converted into an equal number of shares of Rocket Lab common stock; (ii) the Vector Delaware warrants that were outstanding and unexercised immediately prior to the First Effective Time converted into an equal number of warrants to purchase Rocket Lab common stock (the “Assumed Warrants”); and (iii) the Vector Delaware units that were outstanding immediately prior to the First Effective Time converted into an equal number of Rocket Lab units (the “Assumed Units”).

Immediately following the First Effective Time, Rocket Lab merged with and into Vector Delaware, with Vector Delaware surviving the merger and being renamed “Rocket Lab USA, Inc.” (“New Rocket Lab”), and in connection therewith, among other things, (i) the shares of Rocket Lab common stock (other than any treasury shares, shares held by Rocket Lab or dissenting shares) issued and outstanding immediately prior to the effective time of the Second Merger (the “Second Effective Time”) converted into an equal number of shares of common stock, par value $0.0001 per share, of New Rocket Lab (the “New Rocket Lab Common Stock”); (ii) the Rocket Lab warrants and the Assumed Warrants outstanding and unexercised immediately prior to the Second Effective Time converted into an equal number of warrants to purchase New Rocket Lab Common Stock; and (iii) each Assumed Unit that was outstanding immediately prior to the Second Effective Time automatically converted into a New Rocket Lab unit that, at the closing of the Business Combination (the “Closing”), was cancelled and entitled the holder thereof to one share of New Rocket Lab Common Stock and one-third of one warrant, with each whole warrant representing the right to purchase one share of New Rocket Lab Common Stock.

In addition to the above consideration, if the closing price of New Rocket Lab Common Stock is equal to or greater than $20.00 for a period of at least 20 trading days out of 30 consecutive trading days during the period commencing on the 90th day following the Closing and ending on the 180th day following the Closing, the holders of Rocket Lab’s equity securities, including options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab (other than pursuant to the First Merger and the Second Merger), immediately prior to the First Effective Time will be entitled to receive an aggregate of 32,150,757 additional shares of New Rocket Lab Common Stock (the “Earnout Shares”), subject, in the case of holders of options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab, to the terms of such options, warrants, restricted stock units and other rights.

PIPE Investment

As previously announced, on March 1, 2021, concurrently with the execution of the Merger Agreement, Vector entered into Subscription Agreements with the certain investors (the “PIPE Investors”) pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and Vector has agreed to issue and sell to the PIPE Investors, an aggregate of 46,700,000 shares of New Rocket Lab Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $467,000,000 (the “PIPE Financing”). The PIPE Financing was consummated substantially concurrently with the closing of the Business Combination. Pursuant to the Subscription Agreements, New Rocket Lab is obligated to file a registration statement registering the resale of the shares of New Rocket Lab Common Stock sold in the PIPE Financing within 30 days after the Closing and use its reasonable best efforts to have the registration statement declared effective as soon as practicable thereafter.

Immediately after giving effect to the Business Combination and the PIPE Financing, the following were outstanding: (i) 447,919,591 shares of New Rocket Lab Common Stock, consisting of (a) 362,188,208 shares of New Rocket Lab Common Stock issued to holders of Rocket Lab common stock immediately prior to the First Effective Time, (b) 31,031,383 shares issued to the holders of Vector’s Class A ordinary shares prior to the Domestication, which reflects the redemption of 968,617 Class A ordinary shares with respect to which holders exercised their redemption right, (c) 8,000,000 shares issued to the holders of Vector’s Class B ordinary shares prior to the Domestication, and (d) 46,700,000 shares of New Rocket Lab Common Stock issued in the PIPE Financing; (ii) warrants to purchase 16,266,666 shares of New Rocket Lab Common Stock at an exercise price of $11.50 per share issued upon conversion of the outstanding Vector warrants prior to the Business Combination; (iii) warrants to purchase 891,380 shares of New Rocket Lab Common Stock attributable to Rocket Lab warrants prior to the Business Combination, which had a weighted average exercise price of approximately $0.29 per share, (iv) options to purchase 17,961,673 shares of New Rocket Lab Common Stock attributable to Rocket Lab options prior to the Business Combination, which had a weighted average exercise price of $1.04 per share and 14,253,283 of which were vested, (v) 14,903,639 restricted stock units attributable to restricted stock units of Rocket Lab prior to the Business Combination, including 4,065,304 with respect to which the time-based vesting conditions had been satisfied and (vi) an earnout obligation of Rocket Lab prior to the Business Combination pursuant to which New Rocket Lab may be required to issue up to 1,915,356 shares of New Rocket Lab Common Stock. In addition, the Earnout Shares may become issuable in the future as described above.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference. Unless the context otherwise requires, all references to “we”, “us” or “our” refer to New Rocket Lab.

Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Registration Rights Agreement

On August 25, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Vector Delaware, Vector Acquisition Partners, L.P. (the “Sponsor”), and certain former stockholders of Rocket Lab, entered into the Second Amended and Restated Registration Rights Agreement pursuant to which, among other things, the Sponsor and other holders party thereto were granted certain registration rights, on the terms and subject to the conditions therein, and agreed to a lockup pursuant to which they will not to transfer their New Rocket Lab Common Stock acquired in the Business Combination for 180 days following the closing of the Business Combination. Pursuant to the Second Amended and Restated Registration Rights Agreement, New Rocket Lab (i.e., Vector Delaware following the Second Merger) has agreed to file a registration statement registering the resale of 341,400,982 shares of New Rocket Lab Common Stock (including shares issuable upon exercise of options or warrants or settlement of restricted stock units) within 45 days after the Closing and use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable thereafter. The Second Amended and Restated Registration Rights Agreement superseded the Registration and Shareholder Rights Agreement, dated as of September 24, 2020, by and among Vector, the Sponsor and certain other holders.

The material terms of the Second Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 101 under the section entitled “Business Combination Proposal—Related Agreements.” Such description is qualified in its entirety by the text of such agreement, which is included as Exhibit 10.2 to this Report and incorporated herein by reference.

Indemnification Agreements

On August 25, 2021, New Rocket Lab entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by New Rocket Lab of certain expenses and costs relating to claims, suits or proceedings arising from service as an officer, director, employee, agent or fiduciary of Rocket Lab or, at its request, service to other entities to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Vector was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, Vector has ceased to be a shell company. Accordingly, New Rocket Lab is providing the information below that would be included in a Form 10 if New Rocket Lab were to file a Form 10. Please note that the information provided below relates to New Rocket Lab after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this Report has been provided by New Rocket Lab and its management, and such forward-looking statements include statements relating to the expectations, hopes, beliefs, intentions or strategies regarding the future of New Rocket Lab and its management team. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “expect,” “intends,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effects on New Rocket Lab. There can be no assurance that future developments affecting New Rocket Lab will be those that New Rocket Lab has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

•	New Rocket Lab’s ability to effectively manage future growth and achieve operational efficiencies;

•

changes in the competitive and highly regulated industries in which we plan to operate, variations in operating performance across competitors, changes in laws and regulations affecting our business and changes in the combined capital structure;

•	changes in governmental policies, priorities, regulations, mandates or funding for programs in which New Rocket Lab or its customers participate, which could negatively impact our business;

•

loss of, or default by, one or more of New Rocket Lab’s key customers or inability of customers to fund contractual commitments, which could result in a decline in future revenues, cancellation of contracted launches or space systems orders or termination or default of existing agreements;

•	changes in applicable laws or regulations;

•

success in retaining or recruiting, or changes required in, officers, key employees or directors following the completion of the Business Combination, and New Rocket Lab’s ability to attract and retain key personnel, including Peter Beck, New Rocket Lab’s President, Chief Executive Officer and Chairman;

•	any inability of New Rocket Lab to operate its Electron Launch Vehicle (“Electron”) at its anticipated launch rate could adversely impact our business, financial condition and results of operations;

•

defects in or failure of New Rocket Lab’s products to operate in the expected manner, including any launch failure, which could result in a loss of revenue, impact our business, prospects and profitability, increase our insurance rates and damage our reputation and ability to obtain future customers;

•	inability or failure to protect intellectual property;

•	disruptions in the supply of key raw materials or components used to produce New Rocket Lab’s products or increases in prices of raw materials;

•	fluctuations in foreign exchange rates;

•	the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities;

•	the risk of downturns in the commercial launch services, satellite and spacecraft industry;

•	New Rocket Lab’s ability to anticipate changes in the markets for rocket launch services, mission services, spacecraft and spacecraft components;

•	macroeconomic conditions resulting from the global COVID-19 pandemic;

•	the inability to develop and maintain effective internal controls;

•

the diversion of management’s attention and consumption of resources as a result of potential acquisitions of other companies and success in integrating and otherwise achieving the benefits of future acquisitions;

•	failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows;

•

any significant disruption in or unauthorized access to our computer systems or those of third parties that we utilize in our operations, including those relating to cybersecurity or arising from cyber-attacks;

•	the effect of the COVID-19 pandemic on the foregoing, including potential delays in the timing of launches due to travel restrictions or other factors impacting travel; and

•	other factors detailed under the section entitled “Risk Factor,” beginning on page 28 of the Proxy Statement/Prospectus.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 196 in the section entitled “Information About Rocket Lab”, which is incorporated herein by reference.

Risk Factors

Reference is made (i) to the disclosure contained in the Proxy Statement/Prospectus beginning on page 28 in the section entitled “Risk Factors”, and (ii) to the information set forth in Exhibit 99.1 hereto, each of which are is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 208 in the section entitled “Rocket Lab’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and to the disclosure contained in Exhibit 99.1 hereto entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” related to the six month periods ended June 30, 2021 and 2020, both of which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 223 in the section entitled “Rocket Lab’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” and to the disclosure contained in Exhibit 99.1 hereto in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk”, both of which are incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 203 in the section entitled “Information About Rocket Lab—Manufacturing, Assembly and Launch Operations,” and beginning on page 206 in the section entitled “Information About Rocket Lab—Properties,” both of which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of New Rocket Lab Common Stock immediately following the consummation of the Business Combination and the PIPE Financing by:

•	each person who is known to be the beneficial owner of more than 5% of shares of New Rocket Lab Common Stock;

•	each of New Rocket Lab’s current named executive officers and directors; and

•	all current executive officers and directors of New Rocket Lab as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the record date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the record date or subject to restricted stock units that vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, New Rocket Lab believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares	% of Voting Power
Directors and Executive Officers:
Peter Beck (2)	54,551,250	12.2%
Adam Spice (3)	4,056,575	*
Shaun O’Donnell (4)	1,473,639	*
Matt Ocko (5)	10,132,385	2.3%
David Cowan (6)	—	—
Michael Griffin (7)	—	—
Sven Strohband (8)	—	—
Jon Olson (7)	—	—
Merline Saintil (7)	—	—
Alex Slusky (9)	—	—
All directors and executive officers as a group	70,213,489	15.5%

Five Percent Holders:
Future Fund Investment Company No. 5 (10)	42,364,939	9.5%
Entities Affiliated with Khosla Ventures (11)	115,004,795	25.7%
Entities Affiliated with Bessemer Venture Partners (12)	81,450,954	18.2%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the directors and officers is 3881 McGowen Street, Long Beach, CA 90808.
(2)

Represents shares held by Equatorial Trust, which is a family trust established by Peter Beck. Peek Street Equatorial Trustee Limited is sole trustee of Equatorial Trust and Peter Beck, Kerryn Beck and Warren Butler are the directors of Peek Street Equatorial Trustee Limited. Equatorial Trust and Peek Street Equatorial Trustee Limited each possess sole voting and investment power and Peter Beck, Kerryn Beck and Warren Butler each possess shared voting and investment power over the shares held by Equatorial Trust and, accordingly, also have beneficial ownership of such shares.

(3)	Includes 4,056,575 shares of New Rocket Lab Common Stock issuable upon exercise of stock options that would be vested within 60 days of August 25, 2021.
(4)

Includes 1,292,926 shares of New Rocket Lab Common Stock issuable upon exercise of stock options that would be vested within 60 days of August 25, 2021. Excludes shares of New Rocket Lab Common Stock issuable upon settlement of restricted stock units held by Mr. O’Donnell where settlement remains contingent upon satisfaction of a liquidity based vesting condition.

(5)

Matt Ocko, a member of our board of directors, is a partner at DCVC. DCVC’s holdings consist of (a) 2,929,350 shares of New Rocket Lab Common Stock issuable in the Business Combination upon the conversion of shares of Rocket Lab stock held by Data Collective IV, L.P., or DCVC IV, and (b) 7,203,035 shares of New Rocket Lab Common Stock issuable in the Business Combination upon the conversion of shares of Rocket Lab stock held by DCVC Opportunity Fund II, L.P., or DCVC Opportunity Fund II. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of DCVC IV, and DCVC Opportunity Fund II GP, LLC, or DCVC Opportunity Fund II GP, is the general partner of DCVC Opportunity Fund II. Zachary Bogue and Matt Ocko are the managing members of each of DCVC IV GP and DCVC Opportunity Fund II GP and share voting and dispositive power over the shares held by DCVC IV and DCVC Opportunity Fund II. Mr. Ocko disclaims beneficial ownership interest of the securities held by DCVC IV and DCVC Opportunity Fund II except to the extent of his pecuniary interest therein, if any. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(6)

David Cowan, a member of our board of directors, is a partner at Bessemer Venture Partners. Mr. Cowan disclaims beneficial ownership interest of the securities held by the Bessemer Entities (as defined below) referred to in footnote 12 below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his interest in Deer VIII L.P. (as defined below) and his indirect limited partnership interest in the Bessemer Entities.

(7)	Excludes shares of New Rocket Lab Common Stock issuable upon settlement of restricted stock units where settlement remains contingent upon satisfaction of a liquidity based vesting condition.
(8)	Sven Strohband, a member of our board of directors, is a partner at Khosla Ventures.
(9)	Does not include any shares that may be deemed to be indirectly owned by Mr. Slusky because of his indirect ownership interest in the Sponsor or in Vector Acquisition Partners Aggregator, L.L.C.
(10)

Consists of 42,364,939 shares of New Rocket Lab Common Stock held by the Northern Trust Company. Shares are held by The Northern Trust Company in its capacity as custodian for Future Fund Investment Company No.5 Pty Ltd (ABN 134 338 926) (FFIC 5). FFIC 5 is a wholly owned subsidiary of the Future Fund Board of Guardians. Investment and voting decisions for the Future Fund are made by the Future Fund Board of Guardians, which is governed by a non-executive board comprised of three or more individuals, and therefore no individual is the beneficial owner of the shares held by Future Fund. The principal business address of the Future Fund is Level 14, 447 Collins Street, Melbourne VIC 3000.

(11)

Consists of (a) 53,762,806 shares of New Rocket Lab Common Stock held by Khosla Ventures Seed B, LP, or Khosla Seed B, (b) 3,051,809 shares of New Rocket Lab Common Stock held by Khosla Ventures Seed B (CF), LP, or Khosla Seed B CF, and (c) 58,190,180 shares of New Rocket Lab Common Stock held by Khosla Ventures V, LP, or Khosla V, The general partner of Khosla Seed B and Khosla Seed B CF is Khosla Ventures Seed Associates B, LLC, or KVSA B. The general partner of Khosla V is Khosla Ventures Associates V, LLC, or KVA V. Vinod Khosla is the managing member of VK Services, LLC, or VK Services, which is the manager of KVSA B and KVA V. Each of KVSA B, KVA V, VK Services and Vinod Khosla may be deemed to possess voting and investment control over such securities held by Khosla Seed B, Khosla Seed B CF and Khosla V, and each of KVSA B, KVA V, VK Services and Vinod Khosla may be deemed to have indirect beneficial ownership of such securities held by Khosla Seed B, Khosla Seed B CF and Khosla V. Each reporting person disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein. The principal business address for each of the Khosla entities is c/o Khosla Ventures, 2128 Sand Hill Road, Menlo Park, California 94025.

(12)

Consists of (a) 44,472,226 shares of New Rocket Lab Common Stock held by Bessemer Venture Partners VIII Institutional L.P., or Bessemer VIII Institutional, and (b) 36,978,728 shares of New Rocket Lab Common Stock held by Bessemer Venture Partners VIII L.P., or Bessemer VIII and, together with Bessemer VIII Institutional, the Bessemer Entities. Deer VIII & Co. L.P., or Deer VIII L.P., is the general partner of the Bessemer Entities. Deer VIII & Co. Ltd., or Deer VIII Ltd., is the general partner of Deer VIII L.P. Robert P. Goodman, David Cowan, Jeremy Levine, Byron Deeter and Robert M. Stavis are the directors of Deer VIII Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the shares held by the Bessemer Entities are made by the directors of Deer VIII Ltd. acting as an investment committee. The address for each of the Bessemer Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538.

Directors and Executive Officers

New Rocket Lab’ directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Management of New Rocket Lab Following the Business Combination” beginning on page 227 and that information is incorporated herein by reference. The New Rocket Lab Board has determined that each of David Cowan, Michael Griffin, Matt Ocko, Jon Olson, Merline Saintil, Alex Slusky and Sven Strohband qualifies as an independent director under the Nasdaq Stock Exchange Listing Rules.

Additionally, interlocks and insider participation information regarding Rocket Lab’s executive officers is described in the Proxy Statement/Prospectus in the section entitled “Management of New Rocket Lab Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 233 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Rocket Lab’s executive officers is described in the Proxy Statement/Prospectus in the section entitled “Management of New Rocket Lab Following the Business Combination” from pages 235 - 240, and that information is incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Report is incorporated herein by reference.

Director Compensation

The compensation of New Rocket Lab’s directors is described in the Proxy Statement/Prospectus in the sections entitled “Management of New Rocket Lab Following the Business Combination—Non-Employee Director Compensation” and “Management of New Rocket Lab Following the Business Combination—2020 Director Compensation Table” beginning on page 234 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of New Rocket Lab are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 251 and under Part I, Item 5 of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed by Vector, which descriptions are incorporated herein by reference. In connection with the Closing, Rocket Lab completed the redemptions of shares of common stock and options from Peter Beck, Adams Spice and Shaun O’Donnell pursuant to the terms of the Management Redemption Agreement. Prior to the Closing, Vector borrowed $300,000 from the Sponsor pursuant to the unsecured working capital loan promissory note issued by Vector to the Sponsor on August 1, 2021 and, in connection with the Closing, repaid all such amounts to the Sponsor upon the maturity of such note.

Reference is made to the disclosure regarding the independence of the directors of New Rocket Lab in the section of the Proxy Statement/Prospectus entitled “Management of New Rocket Lab Following the Business Combination—Corporate Governance—Director Independence” beginning on page 231 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 207 in the section entitled “Information About Rocket Lab—Legal Proceedings”, and beginning on page 190 in the section entitled “Information About Vector—Legal Proceedings,” which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of New Rocket Lab Common Stock and New Rocket Lab’s warrants began trading on the Nasdaq Capital Market under the symbol “RKLB” and “RKLBW,” respectively, on August 25, 2021, in lieu of the ordinary shares, warrants and units of Vector. As of August 25, 2021, there were approximately 182 holders of record of New Rocket Lab Common Stock and two holders of record of New Rocket Lab’s publicly traded warrants. New Rocket Lab has not paid any cash dividends on its shares of common stock to date. It is the present intention of New Rocket Lab’s board of directors to retain all earnings, if any, for use in New Rocket Lab’s business operations and, accordingly, New Rocket Lab’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon New Rocket Lab’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of New Rocket Lab’s board of directors. Further, the ability of New Rocket Lab to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

The following table contains information about Rocket Lab’s equity compensation plans as of December 31, 2020.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	33,886,820	(2)	$1.03	(2)	7,778,913	(3)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	33,886,820		$1.03		7,778,913

(1)

Includes information related to Rocket Lab’s 2013 Stock Option and Grant Plan, as amended and restated (the “2013 Plan”). Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 238 in the section entitled “Management of New Rocket Lab Following the Business Combination—Employee Benefit and Compensation Plans and Arrangements—Second Amended and Restated 2013 Stock Option and Grant Plan”, which is incorporated herein by reference. All numbers retroactively reflect adjustments made in connection with the Business Combination. Following the Closing, no further awards may be made under the 2013 Plan. Does not include information regarding the 2021 Stock Option and Incentive Plan and the 2021 Employee Stock Purchase Plan, which had not been adopted as of December 31, 2020.

(2)

Includes (a) 22,055,765 shares of New Rocket Lab Common Stock issuable upon the exercise of outstanding options and (b) 11,831,055 shares of New Rocket Lab Common Stock issuable upon settlement of outstanding restricted stock units. Because there is no exercise price associated with the restricted stock units, such awards are not included in the weighed-average exercise price calculation.

(3)	Represent shares that remained available under the 2013 Plan as of December 31, 2020. Following the Closing, no further awards may be made under the 2013 Plan.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by New Rocket Lab of certain unregistered securities and the disclosure set forth in the section entitled “Recent Sales of Unregistered Securities; Use of Proceeds from Registered Offerings-Unregistered Sales” under Item 5 of the Annual Report on Form 10-K for the year ended December 31, 2020 filed by Vector, each of which is incorporated herein by reference.

Description of Registrant’s Securities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 261 in the section entitled “Description of New Rocket Lab Securities,” which is incorporated herein by reference.

Indemnification of Directors and Officers

New Rocket Lab has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by New Rocket Lab of certain expenses and costs relating to claims, suits or proceedings arising from service as an officer, director, employee, agent or fiduciary of Rocket Lab or, at its request, service to other entities to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of Rocket Lab’ directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of New Rocket Lab Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 264 and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial statements of Rocket Lab.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

Rocket Lab issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Domestication, Vector Delaware filed a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Vector Delaware Certificate of Incorporation”). In connection with the Second Merger, the Vector Delaware Certificate of Incorporation was amended and restated (as amended and restated, the “New Rocket Lab Certificate of Incorporation”). The material terms of the Vector Delaware Certificate of Incorporation and the New Rocket Lab Certificate of Incorporation and the general effect upon the rights of holders of Vector’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 120, “Governing Documents Proposals” beginning on page 123, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 257 and “Description of New Rocket Lab Securities” beginning on page 261, which are incorporated herein by reference.

Additionally, the disclosure set forth under the Introductory Note and in Item 5.03 of this Report is incorporated herein by reference. A copy of the New Rocket Lab Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference. A copy of the Vector Delaware Certificate of Incorporation is included as Exhibit 3.3 to this Report and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 30, 2021, the audit committee (the “Audit Committee”) of the board of directors of New Rocket Lab dismissed WithumSmith+Brown, PC (“Withum”), Vector’s independent registered public accounting firm prior to the Business Combination, as New Rocket Lab’s independent registered public accounting firm.

The report of Withum on the financial statements of Vector as of December 31, 2020, and for the period from July 28, 2020 (inception) through December 31, 2020 (as restated) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles except that such audit report emphasized the restatement of Vector’s financial statements due to its change in accounting for warrants.

During the period from July 28, 2020 (inception) through December 31, 2020 and the subsequent interim period through August 30, 2021, there were no disagreements between Vector, Vector Delaware or New Rocket Lab and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on Vector’s financial statements for such period.

During the period from July 28, 2020 (inception) through December 31, 2020 and the subsequent interim period through August 30, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

New Rocket Lab has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish New Rocket Lab with a letter addressed to the SEC stating whether it agrees with the statements made by New Rocket Lab set forth above. A copy of Withum’s letter, dated August 30, 2021, is filed as Exhibit 16.1 to this Report.

On August 30, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as New Rocket Lab’s independent registered public accounting firm to audit New Rocket Lab’s consolidated financial statements as of and for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of Rocket Lab prior to the Business Combination. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through August 30, 2021, New Rocket Lab did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 5.01 Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Immediately following the Second Effective Time, and in accordance with the terms of the Merger Agreement, each executive officer of Vector resigned, and David Kennedy and John Herr resigned as members of Vector’s board of directors.

Effective immediately following the Second Effective Time, Peter Beck, David Cowan, Michael Griffin, Sven Strohband, Matt Ocko, Merline Saintil, and Jon Olson were appointed as directors of New Rocket Lab and the New Rocket Lab board of directors was divided into classes of directors serving three-year staggered terms as follows:

•

Jon Olson, Merline Saintil, and Alex Slusky were designated as the Class I directors, with terms expiring at the first annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are elected and qualified;

•

Michael Griffin and Matt Ocko were designated as the Class II directors, with terms expiring at the second annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are elected and qualified; and

•

Peter Beck, David Cowan, and Sven Strohband were designated as the Class III directors, with terms will expiring at the third annual meeting of stockholders to be held after the consummation of the Business Combination and until their successors are elected and qualified.

Effective immediately following the Second Effective Time, Peter Beck was appointed as New Rocket Lab’s President, Chief Executive Officer and Chairman, Adam Spice was appointed as New Rocket Lab’s Chief Financial Officer (serving as principal financial officer and principal accounting officer), and Shaun O’Donnell was appointed as New Rocket Lab’s Executive Vice President, Global Operations.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Election of Directors and Vacancies” beginning on page 262 “Management of Rocket Lab Following the Business Combination” beginning on page 227 for biographical information about each of the directors and officers following the Business Combination. Certain relationships and related party transactions of New Rocket Lab are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 251 and are incorporated herein by reference.

2021 Plans

In connection with the consummation of the Business Combination, and as further described in the Proxy Statement/Prospectus in the sections titled “Equity Incentive Plan Proposal” beginning on page 137 and “Employee Stock Purchase Plan Proposal,” beginning on page 142, New Rocket Lab adopted the 2021 Stock Option and Incentive Plan and the 2021 Employee Stock Purchase Plan, under which New Rocket Lab may grant equity incentive awards to employees, directors and independent contractors in order to attract, motivate and retain the talent for which New Rocket Lab competes.

The foregoing description of the 2021 Stock Option and Incentive Plan and the 2021 Employee Stock Purchase Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to the 2021 Stock Option and Incentive Plan and the 2021 Employee Stock Purchase Plan, a copy of each of which is included herewith as Exhibits 10.4 and 10.5.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Domestication, Vector Delaware filed the Vector Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware and the board of directors of Vector Delaware adopted new bylaws to govern the corporation following the Domestication (the “Vector Delaware Bylaws”). In connection with the Second Merger, the Vector Delaware Certificate of Incorporation was amended and restated by the New Rocket Lab Certificate of Incorporation and the board of directors of New Rocket Lab amended and restated the bylaws (as amended and restated, the “New Rocket Lab Bylaws”). The material terms of the Vector Delaware Certificate of Incorporation and the Vector Delaware Bylaws and the New Rocket Lab Certificate of Incorporation and the New Rocket Lab Bylaws and the general effect upon the rights of holders of Vector’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 120, “Governing Documents Proposals” beginning on page 123, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 257 and “Description of New Rocket Lab Securities” beginning on page 261, which are incorporated herein by reference.

Copies of the New Rocket Lab Certificate of Incorporation and the New Rocket Lab Bylaws are included as Exhibits 3.1 and 3.2 to this Report and incorporated herein by reference. Copies of the Vector Delaware Certificate of Incorporation and Vector Delaware Bylaws are included as Exhibits 3.3 and 3.4 to this Report and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 25, 2021, New Rocket Lab adopted a new Code of Ethics and Employee Conduct to apply following the consummation of the Business Combination. A copy of the new Code of Ethics and Employee Conduct is included as Exhibits 14.1 to this Report and incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, Vector ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Business Combination Proposal” beginning on page 87 and “Domestication Proposal” beginning on page 120, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

In connection with the Closing, on August 25, 2021, a stockholder consent of Vector Delaware was executed and delivered to Vector Delaware adopting the Merger Agreement. The stockholder consent was executed by all of the holders of the Class B common stock of Vector Delaware following the Domestication representing 80,000,000 votes, or approximately 72.0% of the voting power of the shares entitled to vote on the adoption of the Merger Agreement. The Domestication and the Business Combination were previously approved by the requisite vote of Vector’s shareholders at its annual general meeting on August 20, 2021.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The consolidated financial statements of Rocket Lab for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-69 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Rocket Lab as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 and 2020 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Vector and Rocket Lab as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of March 1, 2021, by and among Vector Acquisition Corporation, Rocket Lab USA, Inc. and Prestige Merger Sub, Inc., as amended by Amendment No. 1 thereto, dated May 7, 2021, and Amendment No. 2 thereto, dated June 25, 2021 (incorporated by reference to Annex A to the proxy statement/prospectus filed by Vector Acquisition Corporation on July 21, 2021).

3.1	Certificate of Incorporation of Rocket Lab USA, Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-K filed by Rocket Lab USA, Inc. on August 30, 2021).

3.2	Bylaws of Rocket Lab USA, Inc. (incorporated by reference to Exhibit 3.2 to the Form 8-K filed by Rocket Lab USA, Inc. on August 30, 2021).

3.3	Certificate of Incorporation of Vector Acquisition Delaware Corporation (superseded by Exhibit 3.1) (incorporated by reference to Exhibit 3.3 to the Form 8-K filed by Rocket Lab USA, Inc. on August 30, 2021).

3.4	Bylaws of Vector Acquisition Delaware Corporation (superseded by Exhibit 3.2) (incorporated by reference to Exhibit 3.4 to the Form 8-K filed by Rocket Lab USA, Inc. on August 30, 2021).

4.1	Warrant Agreement between Vector Acquisition Corporation and Continental Stock Transfer & Trust Company, dated September 24, 2020 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Vector Acquisition Corporation on September 30, 2020).

4.2	Amendment to Warrant Agreement, dated as of August 25, 2021 between Rocket Lab USA, Inc., Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, LLC.

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Registration Statement on Form S-1 filed by Vector Acquisition Corporation on September 18, 2020).

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

Exhibit No.	Description

10.2	Second Amended and Restated Registration Rights Agreement, dated as of August 25, 2021, by and among Rocket Lab USA, Inc. (formerly known as Vector Acquisition Delaware Corporation), Vector Acquisition Partners, L.P. and certain other parties thereto.

10.3	Letter Agreement, dated as of September 24, 2020, among Vector Acquisition Corporation, Vector Acquisition Partners, L.P. and the company’s officers and directors.(incorporated by reference to Exhibit 10.4 to the Form 8-K filed by Vector Acquisition Corporation on September 30, 2020).

10.4	Rocket Lab USA, Inc. 2021 Stock Option and Incentive Plan (incorporated by reference to Annex H to the proxy statement/prospectus filed by Vector Acquisition Corporation on July 21, 2021).

10.5	Rocket Lab USA, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex I to the proxy statement/prospectus filed by Vector Acquisition Corporation on July 21, 2021).

10.6	Sponsor Letter Agreement, dated as of March 1, 2021, between Vector Acquisition Corporation and Vector Acquisition Partners, L.P. (incorporated by referenced to Exhibit 10.2 to the Current Report on Form 8-K filed by Vector Acquisition Corporation on March 1, 2021).

10.7	Employment Agreement, dated August 12, 2014, between Rocket Lab Limited and Peter Beck (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.8	Employee Offer Letter, dated March 8, 2018, between Rocket Lab USA, Inc. and Adam Spice (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.9	Employment Agreement, dated September 9, 2013, between Rocket Lab Limited and Shaun O’Donnell, as updated on August 21, 2014 (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.10	Second Amended and Restated 2013 Stock Option and Grant Plan.

10.11	Deed of Lease between Rocket Lab Limited and Kawatiri Properties Ltd., dated March 8, 2018, for the premises located at 25 Levene Place, Mount Wellington, Auckland 1060, New Zealand (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.12	Standard Industrial Lease between Rocket Lab USA, Inc. and Douglas Park Associates III, LLC, dated October 4, 2019, for the premises located at 3881 McGowen Street, Long Beach, CA 90808 (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.13	Amended and Restated Deed of Lease of Rural Land between Rocket Lab Limited and the Proprietors of Tawapata South, dated November 15, 2019, for the premises located at Onenui Station, Mahia 4198, New Zealand (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.14††	Launch Site Access and Operations Support Agreement for LC-2 between Rocket Lab USA, Inc. and the Virginia Commercial Space Flight Authority, dated September 28, 2018, for the premises located at Mid-Atlantic Regional Spaceport, NASA Wallops Flight Facility, Wallops Island, VA (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

Exhibit No.	Description

10.15	Deed of Lease between Rocket Lab Limited and Class One Services Ltd., dated November 15, 2019, for the premises located at 387 Coalfields Road, Kopuku 2471, New Zealand (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.16	Loan and Security Agreement, dated as of June 10, 2021, by and among Rocket Lab USA, Inc., Rocket Lab Global Services, LLC, and Hercules Capital, Inc. (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by Vector Acquisition Corporation on June 25, 2021).

10.17	Management Redemption Agreement, dated as of June 17, 2021 by and between Rocket Lab USA, Inc., Peter Beck, Adam Spice, and Shaun O’Donnell (incorporated by reference to Annex L to the proxy statement/prospectus filed by Vector Acquisition Corporation on July 21, 2021).

10.18	Form of Subscription Agreement (incorporated by referenced to Annex E to the proxy statement/prospectus filed by Vector Acquisition Corporation on July 21, 2021).

14.1	Code of Ethics and Employee Conduct.

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

21.1	List of subsidiaries.

99.1	Unaudited condensed consolidated financial statements of Rocket Lab USA, Inc as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 and 2020 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for Rocket Lab USA, Inc. for the six months ended June 30, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of Vector Acquisition Corporation and Rocket Lab USA, Inc. as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

††	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Item 601(b)(10)(iv).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Lab USA, Inc.

Date: August 31, 2021	By:	/s/ Peter Beck
	Name: Title:	Peter Beck President, Chief Executive Officer and Chairman